UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2015

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27488 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”):

1.             The following Directors were elected:

	For	Withheld	Broker Non-Votes

Julian C. Baker	143,558,700	2,896,136	11,638,469

Jean-Jacques Bienaimé	143,465,737	2,989,099	11,638,469

Paul A. Brooke	144,050,244	2,404,592	11,638,469

Paul J. Clancy	144,748,250	1,706,586	11,638,469

Wendy L. Dixon	128,243,417	18,211,419	11,638,469

Paul A. Friedman	142,953,751	3,501,085	11,638,469

Hervé Hoppenot	142,845,994	3,608,842	11,638,469

2.             The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
104,895,859	41,382,237	176,740	11,638,469

3.             The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was ratified.

For	Against	Abstain
153,229,058	4,634,264	229,983

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2015

INCYTE CORPORATION

By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and
General Counsel